UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2009
Date of Report (Date of earliest event reported)

HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)

(201) 703-3400
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains both historical and forward-looking statements. All statements, other than statements of historical fact, are or may be, forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of expressions such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements: the failure to achieve sufficient levels of usage of www.webmd.com and our other public portals; failure to achieve sufficient levels of usage and market acceptance of new or updated products and services; difficulties in forming and maintaining relationships with customers and strategic partners; the inability to successfully deploy new or updated applications or services; the anticipated benefits from acquisitions not being fully realized or not being realized within the expected time frames; the inability to attract and retain qualified personnel; adverse economic conditions and disruptions in the capital markets; general business or regulatory conditions affecting the healthcare, information technology, Internet and plastics industries being less favorable than expected; and the Risk Factors described in Exhibit 99.4 to this Current Report. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones, could also have material adverse effects on our future results. In addition, there can be no assurances regarding: whether HLTH Corporation and WebMD Health Corp. will be able to complete the Pending HLTH/WebMD Merger (as defined in Item 8.01 below) or as to the timing of such transaction; or whether HLTH will be able to complete the potential sale of Porex or as to the timing or terms of such transaction. Except as required by law or regulation, we do not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances.

* * * *

Item 8.01.	Other Events

In March 2009, HLTH Corporation (the “Company”) decided to divest the Company’s Little Blue Book print directory business (referred to below as “LBB”), which had been part of the Publishing and Other Services segment of its majority owned subsidiary, WebMD Health Corp. (“WebMD”). In connection with the Registration Statement on Form S-4 that WebMD intends to file relating to the proposed merger of the Company and WebMD announced on June 18, 2009 (the “Pending HLTH/WebMD Merger”), certain reclassifications and the application of new accounting pronouncements described below, including reflecting LBB as discontinued operations, are required to be made, on a retrospective basis, with respect to the previously issued financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”). Accordingly, the Company has filed this Current Report on Form 8-K in order to provide, in exhibits attached hereto, historical financial statements, selected financial data and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), for the same periods included in the 2008 Form 10-K, reflecting the following items:

•	the reclassification of LBB to discontinued operations, in accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), the related elimination of WebMD’s Publishing and Other Services segment and the classification of WebMD’s remaining revenue into two categories, public portals revenue and private portals revenue;

•	the retrospective adoption of Financial Accounting Standards Board’s Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”); and

•	the retrospective adoption of Financial Accounting Standards Board Statement No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” (“SFAS 160”).

The Company’s historical consolidated financial statements included in Exhibit 99.3 to this Current Report have been retrospectively adjusted to reflect the adoption of FSP APB 14-1 and SFAS 160 and to reflect the reclassifications related to LBB described above. A description of FSP APB 14-1 and SFAS 160, and the impact of their adoption on the historical financial statements of the Company are described in Note 24 to the consolidated financial statements in Exhibit 99.3 to this Current Report. The disclosures in Ratio of Earnings to Fixed Charges in Exhibit 12.1, Selected Financial Data in Exhibit 99.1 and in the MD&A in Exhibit 99.2 also reflect such retrospective adoption.

Exhibits 12.1, 99.1, 99.2 and 99.3 to this Current Report are intended to be incorporated by reference into the Joint Proxy Statement/Prospectus of WebMD and the Company to be included in the Form S-4 referred to above (or, alternatively, to be included as Annexes thereto). While Exhibits 12.1, 99.1, 99.2 and 99.3 to this Current Report reflect the items described above, they do not reflect any other events occurring after February 27, 2009 (the date of the 2008 Form 10-K), including but not limited to the Pending HLTH/WebMD Merger. Other events occurring after February 27, 2009 have been disclosed in other public filings made by the Company, including Current Reports on Form 8-K and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed herewith:

Exhibit
Number	Description

12.1	Ratio of Earnings to Fixed Changes
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplemental Financial Data
99.4	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION

By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

Dated: July 2, 2009

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Ratio of Earnings to Fixed Changes
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplemental Financial Data
99.4	Risk Factors